Exhibit 99.1

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL OPERATED MARKETS
(Unaudited and $ in millions)

	Years Ended December 31			Constant Currency Growth Rates for Years Ended December 31*
Summary Operating Results	2018	2017	2016	2018	2017	2016

Sales by company-operated restaurants	$6,667.5	$6,844.6	$6,879.2	(2.9)%	(3.0)%	(3.2)%
Revenues from franchised restaurants	4,839.2	4,271.3	3,811.4	10.6	10.5	8.0
Total Revenues	$11,506.7	$11,115.9	$10,690.6	2.3%	1.8%	0.5%

Company-operated Restaurant Margins	1,326.5	1,336.0	1,325.5	(1.1)	(1.2)	(0.2)
Franchised Restaurant Margins	3,828.5	3,364.6	2,978.9	11.2	11.3	8.2
G&A	640.9	654.3	657.5	(3.9)	(2.3)	(11.5)
Other Operating (Inc)/Exp, net
Impairment and Other Charges (Gains), net	6.1	3.8	45.4
Remaining Other Operating (Inc)/Exp, net**	(135.2)	(131.1)	(99.0)
Operating Income	$4,643.2	$4,173.6	$3,700.5	9.3%	11.0%	10.0%

Other Financial Information
Comparable Sales*				6.1%	5.6%	3.2%
Comparable Guest Counts*				2.8%	2.7%	0.9%

Franchised Sales*	$27,557.1	$24,385.8	$21,740.5	10.5%	10.6%	7.9%

Company-operated Margin %	19.9%	19.5%	19.3%
Franchised Margin %	79.1%	78.8%	78.2%

Systemwide Restaurants:
Conventional Franchised	8,284	8,037	7,736
Developmental Licensed	225	172	142
Foreign Affiliated	—	—	—
Total Franchised	8,509	8,209	7,878
Company-operated	1,754	1,889	2,060
Systemwide Restaurants	10,263	10,098	9,938

Total Assets	$17,302.3	$16,254.8	$13,087.9
Total Capital Expenditures	762.4	808.0	955.8
Total Depreciation and Amortization	703.9	687.1	663.6

* Represents a non-GAAP financial measure as used throughout the schedules included in Exhibit 99.1. The definitions that apply to these measures are provided at the end of this exhibit.

** As used throughout the schedule, Remaining Other Operating (Inc)/Exp, net is comprised of the following: Gains on sales of restaurant businesses, Equity in earnings of unconsolidated affiliates, and Asset dispositions and other (income) expense, net.

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL OPERATED MARKETS
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2018	2018	2018	2018

Sales by company-operated restaurants	$1,658.6	$1,731.0	$1,695.4	$1,582.5
Revenues from franchised restaurants	1,151.4	1,205.4	1,266.8	1,215.6
Total Revenues	$2,810.0	$2,936.4	$2,962.2	$2,798.1

Company-operated Restaurant Margins	293.3	349.0	371.3	312.9
Franchised Restaurant Margins	896.4	955.1	1,015.2	961.8

Operating Income	$1,049.1	$1,189.0	$1,246.9	$1,158.2

Other Financial Information
Franchised Sales	$6,546.3	$6,880.1	$7,225.8	$6,904.9

Company-operated Margin %	17.7%	20.2%	21.9%	19.8%
Franchised Margin %	77.8%	79.2%	80.1%	79.1%

Systemwide Restaurants:
Conventional Franchised	8,063	8,127	8,156	8,284
Developmental Licensed	174	178	211	225
Foreign Affiliated	—	—	—	—
Total Franchised	8,237	8,305	8,367	8,509
Company-operated	1,865	1,815	1,790	1,754
Systemwide Restaurants	10,102	10,120	10,157	10,263

	Constant Currency Growth Rates for Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2018	2018	2018	2018

Sales by company-operated restaurants	(1.8)%	(2.6)%	(3.6)%	(3.5)%
Revenues from franchised restaurants	13.0	9.7	10.2	10.1
Total Revenues	3.7%	2.0%	1.8%	1.9%

Company-operated Restaurant Margins	(2.3)	(1.9)	(0.1)	(0.4)
Franchised Restaurant Margins	13.9	10.3	10.7	10.4

Operating Income	10.8%	9.6%	5.2%	12.6%

Other Financial Information
Comparable Sales	7.8%	5.3%	5.7%	5.7%
Franchised Sales	12.8%	9.8%	9.9%	10.0%

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL DEVELOPMENTAL LICENSED MARKETS & CORPORATE
(Unaudited and $ in millions)

	Years Ended December 31,						Constant Currency Growth Rates for Years Ended December 31,
Summary Operating Results	2018		2017		2016		2018	2017	2016

Sales by company-operated restaurants	$680.5		$2,613.9		$4,673.2		(75.6)%	(43.7)%	1.0%
Revenues from franchised restaurants	1,172.1		1,084.2		1,005.4		10.8	10.2	11.2
Total Revenues	$1,852.6		$3,698.1		$5,678.6		(50.0)%	(34.1)%	2.7%

Company-operated Restaurant Margins	23.2		450.6		653.0		(94.8)	(29.7)	39.5
Franchised Restaurant Margins	1,140.5		1,034.3		904.1		13.2	17.0	11.6
G&A	967.9		952.6		985.8		1.5	(3.2)	10.2
Other Operating (Inc)/Exp, net
Impairment and Other Charges (Gains), net	140.5	(1)	(704.7)	(2)	271.8	(3)
Remaining Other Operating (Inc)/Exp, net	(108.5)		(119.7)		24.2
Operating Income	$163.8		$1,356.7		$275.3		(86.1)%	n/m	n/m

Other Financial Information
Comparable Sales							5.6%	8.0%	9.0%
Comparable Guest Counts							1.0%	2.5%	1.3%

Franchised Sales	$22,717.4		$19,426.0		$15,320.0		19.8%	31.1%	14.2%

Company-operated Margin %	n/m		17.2%		14.0%
Franchised Margin %	97.3%		95.4%		89.9%

Systemwide Restaurants:
Conventional Franchised	172		180		777
Developmental Licensed	7,000		6,773		6,158
Foreign Affiliated	6,175		5,797		3,371
Total Franchised	13,347		12,750		10,306
Company-operated	331		357		2,500
Systemwide Restaurants	13,678		13,107		12,806

Total Assets	$1,025.1		$4,900.3		$5,975.5
Total Capital Expenditures	129.4		184.5		278.6
Total Depreciation and Amortization	179.8		152.2		342.6

n/m Not meaningful

(1) The amount presented relates to non-cash impairment charges.
(2) The amount includes a pre-tax gain of approximately $850 million on the sale of the Company’s businesses in China and
Hong Kong, partly offset by approximately $150 million of restructuring and impairment charges.
(3) The amount presented relates to pre-tax impairment and restructuring charges.

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL DEVELOPMENTAL LICENSED MARKETS & CORPORATE
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2018	2018	2018	2018

Sales by company-operated restaurants	$168.3	$167.1	$178.3	$166.8
Revenues from franchised restaurants	293.3	289.2	298.9	290.7
Total Revenues	$461.6	$456.3	$477.2	$457.5

Company-operated Restaurant Margins	(0.8)	4.3	10.5	9.2
Franchised Restaurant Margins	285.3	281.3	290.9	283.0

Operating Income	$96.0	$74.1	$109.0	$(115.3)

Other Financial Information
Franchised Sales	$5,703.1	$5,630.2	$5,789.2	$5,594.9

Company-operated Margin %	n/m	n/m	n/m	n/m
Franchised Margin %	97.3%	97.2%	97.3%	97.4%

Systemwide Restaurants:
Conventional Franchised	176	176	175	172
Developmental Licensed	6,798	6,835	6,892	7,000
Foreign Affiliated	5,882	5,973	6,056	6,175
Total Franchised	12,856	12,984	13,123	13,347
Company-operated	336	330	329	331
Systemwide Restaurants	13,192	13,314	13,452	13,678

	Constant Currency Growth Rates for Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2018	2018	2018	2018

Sales by company-operated restaurants	(85.0)%	(83.9)%	(58.6)%	7.7%
Revenues from franchised restaurants	10.0	18.0	9.5	6.7
Total Revenues	(66.0)%	(63.6)%	(31.3)%	7.0%

Company-operated Restaurant Margins	n/m	n/m	n/m	n/m
Franchised Restaurant Margins	16.4	20.8	10.4	6.9

Operating Income	(63.1)%	(60.7)%	(84.6)%	n/m

Other Financial Information
Comparable Sales	7.0%	4.6%	5.1%	5.9%
Franchised Sales	35.3%	28.4%	13.7%	7.4%

n/m Not meaningful

THE FOLLOWING DEFINITIONS APPLY TO THESE TERMS AS USED THROUGHOUT EXHIBIT 99.1

•
Information in constant currency is calculated by translating current year results at prior year average exchange rates. Management reviews and analyzes business results excluding the effect of foreign currency translation, impairment and other strategic charges and gains, as well as adjustments to the provisional amounts recorded in December 2017 under the Tax Cuts and Jobs Act, and bases incentive compensation plans on these results, because the Company believes this better represents underlying business trends.

•
Comparable sales represent sales at all restaurants and comparable guest counts represent the number of transactions at all restaurants, whether operated by the Company or by franchisees, in operation at least thirteen months including those temporarily closed. Some of the reasons restaurants may be temporarily closed include reimaging or remodeling, rebuilding, road construction and natural disasters. Beginning in 2017, the Company excluded sales from markets identified as hyper-inflationary (currently, only Venezuela) from the comparable sales calculation as the Company believes this more accurately reflects the underlying business trends. There was no significant impact related to 2016. Management generally identifies hyper-inflationary markets as those markets whose cumulative inflation rate over a three-year period exceeds 100%. Management believes that these exclusions more accurately reflect the underlying business trends. Comparable sales are driven by changes in guest counts and average check, which is affected by changes in pricing and product mix. Typically, pricing has a greater impact on average check than product mix. Management reviews the increase or decrease in comparable sales and comparable guest counts compared with the same period in the prior year to assess business trends.

•
While franchised sales are not recorded as revenues by the Company, management believes the information is important in understanding the Company's financial performance, because these sales are the basis on which the Company calculates and records franchised revenues and are indicative of the financial health of the franchisee base.